Brady Corporation F’18 Q3 Financial Results May 24, 2018

Forward-Looking Statements 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: our ability to compete effectively or to successfully execute our strategy; Brady’s ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks, and systems against security breaches; decreased demand for our products; Brady’s ability to retain large customers; extensive regulations by U.S. and non- U.S. governmental and self-regulatory entities; Brady’s ability to execute facility consolidations and maintain acceptable operational service metrics; litigation, including product liability claims; risks associated with the loss of key employees, divestitures and contingent liabilities from divestitures; Brady’s ability to properly identify, integrate, and grow acquired companies; foreign currency fluctuations; the impact of the Tax Reform Act and any other changes in tax legislation and tax rates; potential write-offs of Brady’s substantial intangible assets; differing interests of voting and non-voting shareholders; Brady’s ability to meet certain financial covenants required by our debt agreements; numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2017. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

Q3 F’18 Financial Summary 3 • Sales increased 8.2% to $298.4M in Q3 of F’18 compared with $275.9M in Q3 of F’17. – Organic sales increased 3.2%. – Foreign currency translation increased sales 5.0%. • Gross profit margin of 50.6% in Q3 of F’18 compared with 50.7% in Q3 of F’17. • SG&A expense of $101.7M (34.1% of sales) in Q3 of F’18 compared with $98.4M (35.7% of sales) in Q3 of F’17. • R&D expense of $11.7M (3.9% of sales) in Q3 of F’18 compared with $10.0M (3.6% of sales) in Q3 of F’17. • Earnings before income taxes increased 20.7% to $37.0M in Q3 of F’18 compared with $30.6M in Q3 of F’17. • Net earnings per Class A Diluted Nonvoting Common Share of $0.49 in Q3 of F’18, compared with $0.43 in Q3 of F’17. • Cash flow from operating activities increased 23.6% to $46.8M in Q3 of F’18 (180% of net earnings), compared to Q3 of F’17.

Sales Overview 4 SALES (millions of USD) $305 $298 $295 $289 $290 $287 $288 $285 $282 $280 $276 $275 $268 $265 $255 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Organic Sales (0.1%) (0.9%) (0.2%) 1.3% (1.9%) 3.0% 1.7% 3.2% 3.2% Growth Q3 F’18 SALES: Q3 F’18 SALES COMMENTARY: • 3.2% increase in organic sales: • ID Solutions - Organic sales increased in all three regions. • ID Solutions – Organic sales increased 3.7%. • Workplace Safety - Organic sales increased in all three • Workplace Safety – Organic sales increased regions. 1.7%. • Foreign currency translation had a positive impact on • 5.0% increase due to foreign currency translation. sales in the quarter.

Gross Profit Margin 5 GROSS PROFIT & GPM% (millions of USD) 50.7% 50.7% 50.6% 50.3% 50.1% 50.1% 50.0% 49.7% 49.9% $151 50% $150 $145 $146 $144 $144 $141 $140 $140 $134 45% $125 $100 40% Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q3 F’18 – GROSS PROFIT MARGIN: • GPM was relatively flat at 50.6% in Q3 of F’18 compared with 50.7% in Q3 of F’17. • Operational efficiency gains are generally offsetting any pricing challenges.

SG&A Expense 6 SG&A EXPENSE AND SG&A EXPENSE AS A % of SALES (millions of USD) $120 40% 36.9% 35.7% 38% 35.3% $110 34.9% 35.0% 34.5% $106 33.4% 33.9% 34.1% 35% $98 $100 $100 $98 $98 33% $97 $98 $102 $95 30% $90 28% $80 25% Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 Q3 F’18 – SG&A EXPENSE: • SG&A expense was $101.7M (34.1% of sales) in Q3 of F’18 compared to $98.4M (35.7% of sales) in Q3 of F’17. • The increase in SG&A expense was driven by foreign currency translation. In constant currencies, SG&A expense was down compared with Q3 of F’17. • We continue to drive efficiencies in administrative expenses and non-customer facing selling expenses while investing in additional sales-generating resources.

R&D Expense 7 R&D EXPENSE AND R&D EXPENSE AS A % of SALES (millions of USD) $14.0 3.8% 3.9% 3.9% 4.0% 3.6% 3.6% $12.0 3.5% $11.7 $11.3 $11.0 3.5% 3.3% $10.5 3.3% $10.0 $10.0 3.1% $9.5 $9.3 $9.1 3.0% $8.9 $8.0 $6.0 2.5% Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 INCREASING OUR INVESTMENT IN RESEARCH & DEVELOPMENTDEVELOPMENT:: • Investing in R&D to drive future organic sales growth. • R&D expenses were up 17.4% in Q3 of F’18 compared to Q3 of F’17. • Improved new product pipeline. • Anticipate R&D expenditures to be up approximately 15% for the full year ending July 31, 2018.

Earnings Before Income Taxes 8 EARNINGS BEFORE INCOME TAXES (millions of USD) $40 $35.9 $37.0 $34.8 $35.0 $35 $32.0 $31.0 $30.6 $29.7 $30 $29.1 $25 $20 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'16 F'16 F'17 F'17 F'17 F'17 F'18 F'18 F'18 Year on Year Growth 30.4% 49.1% 14.0% 42.2% 3.2% 12.2% 12.2% 20.4% 20.7% EARNINGS BEFORE INCOME TAXES: • Earnings before income taxes increased 20.7% to $37.0M in Q3 of F’18 compared to $30.6M in Q3 of F’17. • The increase in pre-tax earnings was driven by organic sales growth and efficiency gains throughout both the ID Solutions and Workplace Safety businesses.

Net Earnings & Earnings per Share

9


NET EARNINGS
(millions of USD)
$40
$30
$20
$10
$0
$21.0
$25.1
$22.6
$25.3
$22.6
$25.2
$25.8
$4.3
$26.0
Q3 F'16
Q4 F'16
Q1 F'17
Q2 F'17
Q3 F'17
Q4 F'17
Q1 F'18
Q2 F'18
Q3 F'18


NET EARNINGS PER CLASS A DILUTED SHARE
$0.60
$0.40
$0.20
$0.00
$0.42
$0.49
$0.44
$0.49
$0.43
$0.48
$0.49
$0.08
$0.49
Q3 F'16
Q4 F'16
Q1 F'17
Q2 F'17
Q3 F'17
Q4 F'17
Q1 F'18
Q2 F'18
Q3 F'18

Q3 **F'18** – NET EARNINGS & EPS:

- Net earnings increased 15.3% to $26.0M in Q3 of F'18 compared to $22.6M in Q3 of F'17.
- Diluted EPS increased 14.0% to $0.49 in Q3 of F'18 compared to $0.43 in Q3 of F'17.

BRADY

Cash Generation & Uses 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) CASH FLOWS IN Q3 OF F’18: $60 • Cash flow from operating activities was $52.9 $46.8M in Q3 of F’18 compared to $37.8M in $50 $46.8 $40.3 $40.4 Q3 of F’17. $37.8 $40 $34.0 $34.7 • Free cash flow* was $40.5M in Q3 of F’18 $30 compared to $34.2M in Q3 of F’17. $19.3 $20 • Spent $6.3M on capital projects to expand capabilities and increase efficiencies. $10 $7.7 • Returned $10.7M to our shareholders in the $0 form of dividends in Q3 of F’18. Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'16 F'16 F'17 F'17 F'17 F'17 F'18 F'18 F'18 % of Net Earnings 192% 161% 151% 76% 168% 209% 134% 181% 180% (millions of USD) 3 Mos. Ended 3 Mos. Ended Apr. 30, 2018 Apr. 30, 2017 Cash Balance - Beginning of Period $ 115.3 $ 125.2 Cash Flow from Operating Activities 46.8 37.8 Capital Expenditures (6.3) (3.6) Dividends (10.7) (10.5) Debt Repayments - Net (11.7) (26.3) Effect of Exchange Rates on Cash (1.8) 2.9 * Free Cash Flow is calculated as Net Cash Provided by Other (0.7) 3.6 Operating Activities less Capital Expenditures. Cash Balance - End of Period $ 130.9 $ 129.1

Net Cash (Debt) 11 NET CASH (DEBT) (millions of USD) DEBT STRUCTURE (millions of USD) $73 $75 Interest April 30, 2018 July 31, 2017 $48 $44 Rate Balance Balance $26 Revolver Borrowings: $25 USD-denominated - $ - $ (17.0) EUR-denominated 0.75% (3.6) (34.3) -$25 $(9) China Borrowings: USD & CNY-denominated - - (3.2) $(38) $(50) Private Placements: -$75 EUR-den. 2010 Series (10-yr.) 4.24% (54.6) (53.2) $(76) TOTAL DEBT $ (58.2) $ (107.7) $(101) -$125 Cash and Cash Equivalents 130.9 133.9 NET CASH $ 72.7 $ 26.2 -$175 Q3 F'16 Q4 F'16 Q1 F'17 Q2 F'17 Q3 F'17 Q4 F'17 Q1 F'18 Q2 F'18 Q3 F'18 STRONG BALANCE SHEET: • April 30, 2018 cash = $130.9M and debt = $58.2M. • Net cash increased $81.6M from April 30, 2017 to April 30, 2018. • Balance sheet provides flexibility for future investments.

Full-Year F’18 Guidance 12 F’18 Diluted EPS guidance range tightened to $1.95 to $2.00.* F’18 Guidance Assumptions: • Low-single digit organic sales growth. • Full-year depreciation and amortization expense of approximately $26M. • Income tax rate of 27% to 29%.* • Full-year capital expenditures of approximately $20M to $25M. * Exclusive of $0.40 per share of tax charges primarily related to the enactment of the U.S. Tax Cuts and Jobs Act.

Identification Solutions 13 Q3 F’18 vs. Q3 F’17 PERFORMANCE (millions of USD) Q3 F’18 SUMMARY: Q3 F’18 Q3 F’17 Change • Revenues increased 7.8%: • Organic = +3.7% Sales $ 212.2 $ 196.9 + 7.8% • Fx = +4.1% Segment Profit 37.0 32.6 + 13.3% • Organic sales increased in the mid-single digits in Segment Profit % 17.4% 16.6% + 80 pts EMEA and Asia and increased in the low-single digits in the Americas. • R&D expenses up due to increased investments to SALES & SEGMENT PROFIT % (millions of USD) develop innovative products. 19% 17% 17% 17% 17% • Segment profit as a percent of sales increased due to $220 16% 17% 16% 17% ongoing efficiency gains in our operations and 16% 15% $212 general and administrative expense structure. $211 $210 15% $210 $206 $203 13% $201 $201 $200 $197 11% OUTLOOK: $191 9% • Expect continued low-to-mid single digit organic sales $190 growth in F’18. 7% • Expect segment profit to continue to be in the mid-to- $180 5% high teens as a percent of sales in F’18. Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'16 F'16 F'17 F'17 F'17 F'17 F'18 F'18 F'18

Workplace Safety 14 Q3 F’18 vs. Q3 F’17 PERFORMANCE (millions of USD) Q3 F’18 SUMMARY: Q3 F’18 Q3 F’17 Change • Revenues increased 9.1%: • Organic = +1.7% Sales $ 86.3 $ 79.0 + 9.1% • Fx = +7.4% Segment Profit 7.5 5.1 + 47.2% • Organic sales increased in the mid-single digits in Segment Profit % 8.7% 6.5% + 220 pts Australia and increased in the low-single digits in Europe and North America. • North American business is showing signs of SALES & SEGMENT PROFIT % (millions of USD) improvement. $100 12% 12% • Segment profit as a percent of sales increased due to 10% sales growth and ongoing efficiency gains in our $95 10% 9% 9% operations and general and administrative expense 8% structure. $90 8% 7% 8% 6% 8% $86 $85 $85 6% $81 OUTLOOK: $80 $80 $79 $79 $79 4% $77 $78 • Expect approximately flat to slightly positive organic sales growth in F’18. $75 2% • Expect segment profit to continue to be in the high $70 0% single digits as a % of sales in F’18. Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 F'16 F'16 F'17 F'17 F'17 F'17 F'18 F'18 F'18

Investor Relations 15 Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our web site at www.bradycorp.com